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                                EXHIBIT (10)(A)
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                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated March 27, 1998 with respect to the financial statements of certain subaccounts of PFL Endeavor VA Separate Account, which comprises The Endeavor Platinum Variable Annuity, and to the use of our report dated February 27, 1998 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 333-56908) and related Prospectus of The Endeavor Platinum Variable Annuity.


                                        Ernst & Young LLP

Des Moines, Iowa
April 27, 1998